                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 29, 2000
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                               CASCADE CORPORATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

      OREGON                         1-12557                      93-0136592
----------------------        ----------------------         ------------------
(State or other               (Commission File No.)              (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                            2201 N.E. 201st Ave.
                        Fairview, Oregon 97024-9711
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                              (503) 669-6300
             -------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Matters

         (a) On March 29, 2000,the Registrant issued two press releases that are attached hereto as Exhibits 99.1 and 99.2, and which are incorporated herein by this reference.

         (b) Exhibits.

99.1     - Press Release, dated March 29, 2000, issued by Cascade Corporation.
99.2     - Press Release, dated March 29, 2000, issued by Cascade Corporation.


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                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CASCADE CORPORATION

                                       /s/ KURT G. WOLLENBERG
                                       ------------------------------------
                                           SENIOR VICE PRESIDENT--FINANCE
                                           SECRETARY & TREASURER


Dated: March 29, 2000